SIX CIRCLES FUNDS

Six Circles Multi-Strategy Fund

Supplement dated July 18, 2025

to the Summary Prospectus dated May 1, 2025, as supplemented

(the “Summary Prospectus”)

On June 17, 2025, the Board of Trustees for the Six Circles Multi-Strategy Fund (the “Fund”) approved the addition of Capital Fund Management S.A. (“CFM”) as an additional sub-adviser to the Fund, effective July 21, 2025 (the “Effective Date”). On the Effective Date, CFM will begin managing Fund assets allocated to CFM by J.P. Morgan Private Investments Inc., the Fund’s adviser, pursuant to CFM’s Cumulus investment strategy.

Accordingly, on the Effective Date, the Fund’s Summary Prospectus is hereby amended as follows:

The fourth sentence of the third full paragraph under the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Summary Prospectus is hereby deleted and replaced with the following:

The Adviser engages the following Sub-Advisers: AHL Partners LLP (“AHL”), Pacific Investment Management Co. (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Dynamic Beta Investments LLC (“DBi”), BlackRock Investment Management, LLC (“BlackRock”) and Capital Fund Management S.A. (“CFM”).

The following is added as the tenth paragraph of the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Summary Prospectus, relating to CFM:

CFM — Cumulus Strategy

With respect to its allocated portion of the Fund, CFM will seek to achieve long-term capital appreciation through returns that aim to be uncorrelated with traditional asset classes. CFM will follow the quantitative CFM Cumulus trading program which includes futures multi-strategy, equity statistical arbitrage, and relative value components. The program may take long and short exposures through a variety of financial instruments including securities, foreign exchange, futures, forwards and other derivatives on bonds, shares, rates, currencies, commodities, credit and indices, as well as derivatives on all the foregoing. The trading of the program is generally conducted using electronic means based on a number of proprietary systematic trading models. The program employs a systematic investment process which seeks to generate, weigh and aggregate signals based on such components to build a diversified investment portfolio. The program includes an integrated risk management system which seeks to monitor the risk of the portfolio on an ongoing basis. The risk of the individual trading strategies is adjusted on the basis of volatility forecasts in order to target a stable portfolio risk over the medium-term. The program seeks to be diversified within the asset classes traded. The program is exposed to the financial markets on a global basis focusing on markets that provide sufficient liquidity and supporting infrastructure. Trading may be extended to new markets when liquidity and market infrastructure allow. The program is statistical and systematic in nature. The system is fed with historical price and econometric time series data. A range of systems are employed which can be both technical and market specific in nature. Trade execution is generally electronic in all asset classes and is based upon execution models that seek to take advantage of short-term market information.

The first paragraph under the “Risk/Return Summary — Management — Sub-Advisers” section of the Prospectus is hereby deleted and replaced with the following:

The Adviser allocates Fund assets for each investment strategy to Sub-Advisers (BlackRock in turn allocates assets to its Sub-Sub-Adviser), which allocations may be adjusted at any time. AHL, PIMCO, T. Rowe Price, DBi, BlackRock and CFM are the current Sub-Advisers to the Fund and BIL is the current Sub-Sub-Adviser to the Fund.

The following is added to the end of the “Risk/Return Summary — Management — Sub-Advisers” section of the Summary Prospectus relating to CFM:

CFM

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Marc Potters	2025	Chief Investment Officer
Yves Lemperiere	2025	Head of Predictor Research
Raphael Benichou	2025	Head of Portfolio Research

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.